                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20546

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported):
                       August 15, 1997 (August 14, 1997)


                            LIBERTY PROPERTY TRUST
                     LIBERTY PROPERTY LIMITED PARTNERSHIP
                     ------------------------------------
(Exact name of registrants as specified in their respective charter documents)



       MARYLAND                    1-13130           23-7768996
     PENNSYLVANIA                  1-13132           23-2766549
---------------------------       ----------      -----------------
(State or other jurisdiction     (Commission      (I.R.S. Employer
 of incorporation)               File Number)    Identification No.)

65 VALLEY STREAM PARKWAY, SUITE 100
MALVERN, PENNSYLVANIA                                          19355
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)


Registrants' telephone number, including area code:    (610) 648-1700
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ITEM 5:    OTHER EVENTS
-------------------------

On August 14, 1997, Liberty Property Limited Partnership priced a public offering (the "Offering") of $100,000,000 principal amount of its 7.10% Senior Notes due 2004 and $100,000,000 principal amount of its 7.25% Senior Notes due 2007. Lehman Brothers Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Smith Barney Inc. (collectively, the "Underwriters") acted as underwriters for the Offering. The Underwriting Agreement relating to the Offering is filed as Exhibit 1 to this Report.

In connection to the Offering, Liberty Property Limited Partnership and The First National Bank of Chicago, as Trustee, will enter into an Indenture (a form of which was previously filed) and a First Supplemental Indenture, each to be dated as of August 14, 1997. A form of such First Supplemental Indenture is filed as Exhibit 4 to this Report.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
---------------------------------------------------------------------------

(a) Financial Statements of Businesses Acquired.

   None.

(b) Pro Forma Financial Information.

   None.

(c) Exhibits.


   1 Underwriting Agreement, dated August 14, 1997, by and among Liberty Property Trust, Liberty Property Limited Partnership and the Underwriters.

   4 Form of First Supplemental Indenture, to be dated as of August 14, 1997, by and between Liberty Property Limited Partnership and The First National Bank of Chicago.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 LIBERTY PROPERTY TRUST



Dated:  August 15, 1997          BY: /s/ GEORGE J. ALBURGER, JR.
                                 ----------------------------------------
                                 NAME:   George J. Alburger, Jr.
                                 TITLE:  Chief Financial Officer


                                 LIBERTY PROPERTY LIMITED PARTNERSHIP
                                 BY:  LIBERTY PROPERTY TRUST, AS ITS
                                      SOLE GENERAL PARTNER


Dated:  August 15, 1997          BY: /s/ GEORGE J. ALBURGER, JR.
                                 ----------------------------------------
                                 NAME:   George J. Alburger, Jr.
                                 TITLE:  Chief Financial Officer

                                 EXHIBIT INDEX

   1 Underwriting Agreement, dated August 14, 1997, by and among Liberty Property Trust, Liberty Property Limited Partnership and the Underwriters.

   4 Form of First Supplemental Indenture, to be dated as of August 14, 1997, by and between Liberty Property Limited Partnership and The First National Bank of Chicago.